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                                                  Exhibit 11
                                                  __________


              CONSENT OF INDEPENDENT AUDITORS


         We consent to the reference to our firm under the captions "Financial Highlights", "Shareholder Services -
Statements and Reports" and "General Information -
Independent Auditors" and to the use of our report dated
December 8, 1995, in this Registration Statement (Form N-1A
33-7812) of Alliance Municipal Income Fund, Inc.


                                  /s/  Ernst & Young LLP


New York, New York
January 25, 1996

































00250011.AF2